Exhibit 10.1

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

                            DEBT CONVERSION AGREEMENT
                      (Non-US and Non-Canadian Subscriber)

TO: UPSTREAM BIOSCIENCES INC. (the "COMPANY")
    Three Sugar Creek Center, Suite 100
    Sugar Land, Texas 77478

WHEREAS:

A. The Company is indebted to Six Capital Limited, a Seychelles corporation, (the "SUBSCRIBER") in the total amount of $35,000 (the "INDEBTEDNESS") for unpaid remuneration and a performance bonus for consulting services performed; and

B. The Subscriber has agreed to convert the Indebtedness into common shares of the Company pursuant to the terms and conditions of this Agreement.

NOW THEREFORE this Agreement witnesses that for and in consideration of the mutual covenants, agreements, representations and warranties in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1. ACKNOWLEDGMENT OF DEBT

1.1 The Company and the Subscriber acknowledge and agree that, as of the date of this Agreement, the Company is indebted to the Subscriber in the amount of the Indebtedness.

2. SUBSCRIPTION AND RELEASE

2.1 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably agrees to convert the Indebtedness into 1,000,000 common shares of the Company (the "SECURITIES") at a conversion price of $0.035 per each share of the Company.

2.2 On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to issue the Securities, as duly issued and authorized, fully paid and non-assessable shares, and deliver the Securities, comprised of a duly and validly issued certificate representing the Securities to the Subscriber on the Closing Date, in exchange for and upon the conversion of the Indebtedness.

2.3 The Subscriber hereby agrees that upon delivery of the Securities by the Company in accordance with the provisions of this Agreement and applicable law, all amounts outstanding under the Indebtedness will be fully satisfied and extinguished, and the Subscriber will remise, release and forever discharge the Company and its respective directors, officers, employees, successors, solicitors, agents and assigns from any and all obligations to pay the Indebtedness, other than any such obligations arising out of or in connection with the issuance, sale and delivery of the Securities or otherwise under this Agreement.

3. DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1 The Subscriber has completed, signed and returned to the Company an executed copy of this Agreement and the Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

4. CONDITIONS AND CLOSING

4.1 Closing of the offering of the Securities (the "CLOSING") shall occur on the date as determined by the Company in its sole discretion (the "CLOSING DATE").

5. ACKNOWLEDGEMENTS AND AGREEMENTS OF SUBSCRIBER

5.1 The Subscriber acknowledges and agrees that:

     (a) none of the Securities have been or, except as contemplated herein, will be registered under the Securities Act of 1933, as amended (the "1933 ACT"), or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("REGULATION S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

     (b) the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

     (c) the decision to execute this Agreement and acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission ("SEC") in compliance, or intended compliance, with applicable securities legislation;

     (d) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

     (e) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

     (f) all of the information which the Subscriber has provided to the Company is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to this Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

     (g) the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement;

     (h) the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

     (i) the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

     (j) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

          (ii) applicable resale restrictions;

     (k) the Subscriber consents to the placement of a legend on any certificate or other document evidencing any of the Securities to the effect that such securities have not been registered under the 1933 Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement such legend to be substantially as follows:

                 "THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

                 NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF
                 REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

     (l) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

     (m) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities and no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;

     (n) there is no government or other insurance covering any of the Securities; and

     (o) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

     (a) the Subscriber is not a U.S. Person and the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

     (b) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Agreement;

     (c) it has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

     (d) the Subscriber is a resident of an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States) and the Subscriber on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

          (i) the Subscriber is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Securities, any securities laws having application to the Purchaser and the purchase of the Securities other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

          (ii) the Subscriber is purchasing the Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

          (iii)the subscription by the Subscriber does not contravene any of the International Securities Laws applicable to the Subscriber and the Issuer and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

          (iv) the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

          (v) the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Subscriber by the Issuer complies with all International Securities Laws;

     (e) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if the Subscriber is a corporate entity, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (f)  the  Subscriber  has duly executed and delivered this Agreement and it
          constitutes   a  valid  and  binding   agreement  of  the   Subscriber
          enforceable against the Subscriber;

     (g)  the Subscriber has received and carefully read this Agreement;

     (h) the Subscriber is acquiring the Securities as principal for investment only and not with a view to resale or distribution;

     (i) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;

     (j) the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors;

     (k) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

     (l) the Subscriber (i) is able to fend for itself; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and
          (iii) can afford the complete loss of such investment;

     (m) the Subscriber is outside the United States when receiving and executing this Agreement;

     (n) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

     (o) the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (p) others will rely upon the truth and accuracy of the representations and warranties contained in this Section 0 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company;

     (q)  no  person   has  made  to  the   Subscriber   any   written  or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Securities;

          (ii) that any person will refund the purchase price of any of the Securities;

          (iii) as to the future price or value of any of the Securities; or

          (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system; and

     (r) the Subscriber has provided to the Company, along with an executed copy of this Agreement:, and such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

6.2 In this Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7. REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1 The Subscriber acknowledges and agrees that the representations and warranties contained herein are made by it with the intention that such representations and warranties will be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that the representations and warranties will survive the acquisition by the Subscriber of the Securities notwithstanding any subsequent disposition by the Subscriber of such securities.

8. ACKNOWLEDGEMENT AND WAIVER

8.1 The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9. RESALE RESTRICTIONS

9.1 The  Subscriber  acknowledges  that any  resale  of the  Securities  will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

10. LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

10.1 The Subscriber hereby acknowledges that a legend may be placed on the certificates representing the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

10.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11. COLLECTION OF PERSONAL INFORMATION

11.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Agreement and completing the transactions contemplated herein. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) tax authorities, (d) any of the other parties involved in the transactions contemplated herein, including legal counsel, and may be included in record books in connection with the transactions contemplated herein. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

11.2 Furthermore, the Subscriber is hereby notified that the Company may deliver to a provincial securities commission and/or the SEC certain personal information pertaining to the Subscriber, including such Subscriber's full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Company and the date of distribution of the Securities.

12. COSTS

12.1 Each party shall bear its own costs and expenses (including any fees and disbursements of any counsel retained by such party) relating to the issuance of the Securities and the other transactions contemplated by this Agreement.

13. GOVERNING LAW

13.1 This Subscription Agreement is governed by the laws of the State of Nevada.

14. SURVIVAL

14.1 This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

15. ASSIGNMENT

15.1 This Agreement is not transferable or assignable.

16. SEVERABILITY

16.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

17. ENTIRE AGREEMENT

17.1 Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18. NOTICES

18.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Agreement and notices to the Company shall be directed to it at Three Sugar Creek Center, Suite 100, Sugar Land, Texas 77478.

19. COUNTERPARTS AND ELECTRONIC MEANS

19.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Agreement as of the date of acceptance by the Company.

                            Six Capital Limited
                            ----------------------------------------------------
                            (Name of Subscriber - Please type or print)

                            ----------------------------------------------------
                            (Signature and, if applicable, Office)

                            ----------------------------------------------------
                            (Address of Subscriber)

                            ----------------------------------------------------
                            (City, State or Province, Postal Code of Subscriber)

                            ----------------------------------------------------
                            (Country of Subscriber)

                            ----------------------------------------------------
                            (Email Address)

                            ----------------------------------------------------
                            (Telephone Number)

                               A C C E P T A N C E

The above-mentioned Agreement in respect of the Securities is hereby accepted by Upstream Biosciences Inc.

DATED at ________________________, the _____ day of ____________________, 2013.

UPSTREAM BIOSCIENCES INC.


Per:
    ------------------------------
    Authorized Signatory